Related party transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
Our main related parties include (i) affiliated companies over which we hold significant influence, (ii) affiliated companies and (iii) companies who are either controlled by or whose operating policies may be significantly influenced by our major shareholder, Hemen.
Companies over which we hold significant influence include SeaMex, Seabras Sapura, Sonadrill and Gulfdrill. Seadrill Partners is an affiliated company. Companies that are controlled by or whose operating policies may be significantly influenced by Hemen include Ship Finance, Archer, Frontline, Seatankers, Northern Drilling and Northern Ocean. In the following sections we provide an analysis of transactions with related parties and balances outstanding with related parties.
Related party revenue
The below table provides an analysis of related party revenues for periods presented in this report.

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Management fee revenues (a)	135	113	46	37
Reimbursable revenues (b)	148	218	9	—
Related party inventory sales	1	1	1	1
Other	2	—	—	—
Total related party operating revenues	286	332	56	38
(a) We provide management and administrative services to Seadrill Partners, SeaMex and Sonadrill and operational and technical support services to Seadrill Partners, SeaMex, Sonadrill and Northern Ocean. We charge our affiliates for support services provided either on a cost-plus mark up or dayrate basis.
(b) We recognized reimbursable revenues from Northern Ocean for work to perform the first mobilization of the Northern Ocean rigs, West Mira and West Bollsta. As at December 31, 2020 our Consolidated Balance Sheet included $142 million of receivables from Northern Ocean (December 31, 2019: $60 million), before deducting allowances for credit losses. This included $137 million of billed and unbilled trade receivables (December 31, 2019: $55 million), which have been classified within the line item "amount due from related parties", and
$5 million of costs incurred not yet billable to Northern Ocean (December 31, 2019: $5 million), which have been classified with "Other Assets".
Related party operating expenses
The below table provides an analysis of related party operating expenses for periods presented in this report.

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
In country support services expenses (c)	—	—	—	1
Related party inventory purchases	1	1	—	—
Other related party operating expenses (d)	1	2	1	3
West Bollsta lease (e)	10	—	—	—
Total related party operating expenses	12	3	1	4
(c) Seadrill Partners previously provided us in country support services for the West Jupiter in Nigeria. This arrangement ended in early 2018. In addition, SeaMex previously provided us in country support services for the West Pegasus and West Freedom when those rigs operated in Mexico and Venezuela.
(d) We received services from certain other related parties. These included management and administrative services from Frontline, warehouse rental from Seabras Sapura and other services from Archer and Seatankers.
(e) Seadrill entered a charter agreement to lease the West Bollsta rig from Northern Ocean in 2020. Refer to Note 25 - "Leases" for details.
Related party financial items
The below table provides an analysis of related party financial income for periods presented in this report.

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Interest income (f)	24	29	17	12
Interest income recognized on deferred contingent consideration (g)	2	4	1	2
Total related party financial items	26	33	18	14
(f) We earn interest income on our related party loans to SeaMex and Seabras Sapura (see below).
(g) We record interest income on deferred consideration receivables from Seadrill Partners (see item (i) below).
Related party receivable balances
The below table provides an analysis of related party receivable balances for periods presented in this report.

(In $ millions)	December 31, 2020	December 31, 2019
Related party loans and interest (h)	516	488
Deferred consideration arrangements (i)	3	31
Convertible bond (j)	13	35
Trading balances (k)	251	150
Allowance for expected credit loss (l)	(306)	—
Total related party receivables	477	704
Of which:
Amounts due from related parties - current	85	181
Amounts due from related parties - non-current	392	523
(h) We have loan receivables outstanding from SeaMex and Seabras Sapura. We have summarized the amounts outstanding in the table below:

(In $ millions)	December 31, 2020	December 31, 2019
SeaMex seller's credit and loans receivable	452	422
Seabras loans receivable	64	66
Total related party loans and interest	516	488
SeaMex loans include:
1) $250 million "sellers credit" provided to SeaMex in March 2015 which matured in December 2019 but is subordinated to SeaMex's external debt facility, which matures in March 2022. We have classified this balance as non-current on our Consolidated Balance Sheets.
2) $45 million working capital loan advanced in November 2016.
3) $149 million accrued interest on above loans and other funding. The sellers credit and working capital loan both earn interest at 6.5% plus LIBOR and are subordinated to SeaMex's external debt facility.
4) $8 million Sponsor Minimum Liquidity Shortfall. The loan earns interest at 6.5% plus 3 -month U.S. LIBOR.
Seabras loans include a series of loan facilities that we extended to Seabras Sapura between May 2014 and December 2016. The $64 million balance shown in the table above includes (i) $50 million of loan principal and (ii) $14 million of accrued interest. The loans are repayable on demand, subject to restrictions on Seabras Sapura's external debt facilities. We earn interest of between 3.4% - LIBOR + 3.99% on the loans, depending on the facility.
In addition to the Seabras loans referred above, we have made certain other shareholder loans to Seabras Sapura, which we classify as part of our equity method investment in Seabras Sapura. Refer to Note 20 - "Investments in associated companies" for details.
Seabras Sapura repaid $6 million of its outstanding loan balances in April 2020, $4 million relating to its loan facility and $2 million relating to its shareholder loans.
(i) Deferred consideration arrangements include receivables due to us from Seadrill Partners from the sale of the West Vela and the West Polaris to Seadrill Partners in November 2014 and June 2015 respectively. We have summarized amounts due for each period in the table below:

(In $ millions)	December 31, 2020	December 31, 2019
West Vela - Mobilization receivable	2	17
West Vela - Share of dayrate	1	14
Total deferred consideration receivable	3	31
On adoption of fresh start accounting, we recorded receivables for West Vela share of dayrate and West Polaris earnout. These amounts were previously accounted for as gain contingencies recognized only when realized. The receivables were recognized at fair value of $29 million and $1 million respectively and the gain was recognized in reorganization items. The West Polaris was settled in 2019.
We recorded the following gains in other operating income for these arrangements.

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
West Vela earn out realized	—	—	—	7
Total contingent consideration recognized	—	—	—	7
(j) On April 26, 2017, we converted $146 million, including accrued interest and fees, in subordinated loans provided to Archer into a $45 million convertible loan. The subordinated convertible loan bears interest of 5.5%, matures in December 2021 and has a conversion right into equity of Archer Limited in 2021. At inception, the fair value of the convertible bond was $56 million whereas the previous loan had a carrying value of $37 million. We therefore recognized a gain on debt extinguishment of $19 million in 2017.
The loan receivable is a convertible debt instrument comprised of a debt instrument and a conversion option, classed as an embedded derivative. Both elements are measured at fair value at each reporting date. As at December 31, 2019, Archer were in negotiations with their lenders to refinance their debt obligations, which we expected to result in an extension to maturities for all lenders, including Seadrill. We have determined the fair value of the bond using cashflows discounted at the rate of 14%. We assumed the maturity date to be deferred to December 2024. As a result, we recorded an other than temporary impairment against our investment in the convertible bond issued to us by Archer of $11 million.
On March 13, 2020, Archer announced completion of a refinancing, which included agreed renegotiated terms on the convertible loan. The updated terms amended the loan balance to $13 million that bears interest of 5.5%, matures in April 2024 and an equity conversion option. The renegotiated terms resulted in a $29 million impairment recognized following a reduction in the loan balance and an increase to the discount rate. The fair value of the convertible debt instrument as at December 31, 2020 was $13 million of which the split between debt and embedded derivative option was $10 million and $3 million respectively. Refer to Note 34 - "Fair values of financial instruments" for details.
The fair value gain/ (loss) on the convertible bond for periods presented is summarized below:

	Successor			Predecessor
(In $ millions)	Year ended December 31, 2020	Year ended December 31, 2019	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018
Other than temporary impairment	(29)	(11)	—	—
Fair value gain/ (loss) of Archer debt component	4	3	(3)	2
Fair value gain/ (loss) of Archer embedded conversion option	3	—	(9)	2
(k) Trading balances primarily comprise receivables from Seadrill Partners, SeaMex, Northern Ocean and Sonadrill for related party management fees, crewing fees and payroll recharges. Per our contractual terms these balances are either settled monthly or quarterly in arrears, or in certain cases, in advance. As set out below, we have established credit loss allowances for balances that have not been settled in line with these payment terms and are overdue.
(l) Allowances recognized for expected credit losses on our related party loan and trade receivables following adoption of accounting standard update 2016-13 - Measurement of Credit Losses on Financial Instruments. Refer to Note 6 – "Current expected credit losses" for details.
Related party payable balances
The below table provides an analysis of related party payable balances for periods presented in this report.

(In $ millions)	December 31, 2020	December 31, 2019
Related party loans payable by Ship Finance SPVs to Ship Finance (m)	—	239
Liabilities from Seadrill to Ship Finance SPVs (n)	426	—
Trading balances (o)	7	19
Total related party liabilities	433	258
Of which:
Amounts due to related parties - current	(7)	(19)
Long-term debt due to related parties	(426)	(239)
(m) At December 31, 2019, we had recognized $239 million of long-term related party liabilities due from the fully consolidated Ship Finance SPV’s to Ship Finance (parent financing). The principal outstanding on the loans was $314 million at December 31, 2019. Following the deconsolidation of the SPVs in the fourth quarter of 2020 this loan was derecognized. Refer to Note 36 - "Variable Interest Entities" for further details.
The loans bear interest at a fixed rate of between 1% to 4.5% per annum and mature between 2023 and 2029. The total interest expense incurred for the year ended December 31, 2019 was $14 million, the period from July 2, 2018 through December 31, 2018 (Successor) was $7 million and the period from January 1, 2018 through July 1, 2018 (Predecessor) was $7 million.
There is a right of offset of trading balance assets against the loans, the net position is disclosed within “Long-term debt due to related parties”. As at December 31, 2019 the trading position was a net liability position of nil.
(n) Following the deconsolidation, we recognized the liability between Seadrill and the SPV's that was previously eliminated on consolidation. On initial recognition the carrying value of Seadrill’s liability with the SPV's of $933 million was measured to the fair value of the liability of $424 million (post deconsolidation initial recognition value). Along with this, there was $2 million of unwinding of the discount of debt for the year ended December 31,2020.
We estimated the fair value of the liability to Ship Finance SPV's on deconsolidation using the discounted cash flows approach. The DCF was based on the contractual cash flows under the bareboat charter agreement together with applicable LIBOR linked interest payments. We also assumed cash outflows under the mandatory repurchase obligation at the end of the lease term (see below). We have discounted these cash flows using Seadrill senior secured note yield of 37%. This calculation resulted in the fair value of the liability of $424 million. The $509 million gain on measurement is presented as a separate line in financial items in the Consolidated Statement of Operations. Refer to Note 36 - "Variable Interest Entities" for further details.
The following table gives a summary of the sale and leaseback arrangements and repurchase options with Ship Finance, as at December 31, 2020:

(In $ millions)	West Taurus	West Hercules	West Linus	Total
Maturity date	Dec 2024	Dec 2024	May 2029
Remaining lease payments	191	184	393	768
Purchase obligation	154	138	86	378
Total commitment	345	322	479	1,146

Fair value on initial recognition	146	136	142	424
Book value	147	137	142	426
The purchase price paid by the Ship Finance SPVs was $850 million (West Taurus - Nov 2008), $850 million (West Hercules - Oct 2008) and $600 million (West Linus - June 2013).
The bareboat charter rates are set on the basis of a Base LIBOR Interest Rate for each bareboat charter contract, and thereafter are adjusted for differences between the LIBOR fixing each month and the Base LIBOR Interest Rate for each contract. A summary of the average bareboat charter rates per day for each unit is given below for the respective years.

(In $ thousands)	2021	2022	2023	2024	2025 and thereafter
West Taurus	96	96	181	177	—
West Hercules	96	96	183	176	—
West Linus	99	92	189	153	122
(o) Trading balances primarily include related party payables due from us to SeaMex and Seadrill Partners and in 2019 included related party payables due from our Ship Finance variable interest entities to Ship Finance.
Other related party transactions
Seabras Sapura guarantees - In November 2012, a subsidiary of Seabras Sapura Participações S.A. entered into a $179 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Esmeralda pipe-laying support vessel, with a maturity in 2032. During 2013 an additional facility of $36 million was entered into, but this facility matured in 2020.
As a condition to the lenders making the loan available, a subsidiary of Seadrill has provided a sponsor guarantee, on a joint and several basis with the joint venture partner, Sapura Energy, in respect of the obligations of the borrower. The total amount guaranteed by the joint venture partners as at December 31, 2020 was $132 million (December 31, 2019: $146 million).
We have not recognized a liability for any of the above guarantees as we did not consider it to be probable that the guarantees would be called.
Other guarantees - In addition, we have made certain guarantees over the performance of Seadrill Partners and SeaMex to their customers. Refer to Note 35 - "Commitments and contingencies" for details.
Omnibus agreement - In 2012 we entered into an Omnibus Agreement with Seadrill Partners. The agreement outlines the following provisions: (i) a non-competition agreement with Seadrill Partners for any drilling rig operating under a contract for five or more years; (ii) rights of first offer on any proposed sale, transfer or other disposition of drilling rigs; (iii) rights of first offer on any proposed transfer, assignment, sale or other disposition of any equity interest in Seadrill Operating LP, Seadrill Capricorn Holdings LLC and Seadrill Partners Operating LLC (the "OPCO"); and (iv) indemnification – Old Seadrill Limited agreed to indemnify Seadrill Partners against certain environmental and toxic tort liabilities with respect to the assets contributed or sold to Seadrill Partners, and also certain tax liabilities. Refer to exhibit 4.1.